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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Registration Statements Nos. 33-31298, 33-85020 and 333-39499 of Silicon Valley Group, Inc. on Forms
S-8 of our reports dated October 26, 1998 appearing in and incorporated by reference in this Annual Report on Form 10-K of Silicon Valley Group, Inc. for the year ended September 30, 1998.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

San Jose, California
December 29, 1998